SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                    Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934

Date of Report :  September 15, 1998
(Date of earliest event reported)

Commission File No.:  333-45467

Morgan Stanley Capital I, Inc.
Commercial Mortgage Pass-Through Certificates
Series 1998-WF2
(Exact name of registrant as specified in its charter)


New York (governing law of Pooling and Servicing Agreement)
(State of Incorporation)

Pending
(I.R.S. Employer Identification No.)

c/o Norwest Bank Minnesota, N.A.
11000 Broken Land Pkwy
Columbia, Maryland                                                   21044
(Address of principal executive offices)                         (Zip Code)


(410) 884-2000
Registrant's Full Telephone Number

Norwest Bank Minnesota, NA
7845 New Horizon Way
Frederick, Maryland 21703
(Former name, former address and former fiscal year,
               if changed since last report)


ITEM 5.  Other Events

On September 15, 1998 a distribution was made to holders of Morgan Stanley Capital I, Inc., Commercial Mortgage Pass-Through Certificates Series 1998-WF2


ITEM 7.  Financial Statements and Exhibits

(c)  Exhibits

Item 601(a) of
Regulation S-K
Exhibit Number                       Description

(EX-99.1)      Monthly report distributed to holders of Commercial Mortgage
               Pass-Through Certificates, Series 1998-WF2, relating to the
               September 15, 1998 distribution


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                Morgan Stanley Capital I, Inc.
                        Commercial Mortgage Pass-Through Certificates
                                         Series 1998-WF2


September 29, 1998        by Norwest Bank Minnesota, N.A., as Trustee
                    /s/ Sherri J. Sharps, Vice President


                                 INDEX TO EXHIBITS



Exhibit Number                       Description

(EX-99.1)      Monthly report distributed to holders of Mortgage Pass-Through
               Certificates, Series 1998-WF2 Trust, relating to the September
               15, 1998 distribution